Exhibit 10.9.1 Debt Settlement Agreements dated July 12, 007

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AS OF THE 12th DAY OF JULY, 2007 (the "Effective Date").

BETWEEN:

ZAB RESOURCES INC., a company incorporated

under the laws of BRITISH COLUMBIA having its business office at #100 – 1255 West Pender Street,

Vancouver, B.C.  V6E 2V1

(the "Company")

OF THE FIRST PART

AND:

GREGORY T. MCFARLANE,

2741 Botticelli Drive

Henderson, NV  89052

(the "Creditor")

OF THE SECOND PART

WHEREAS:

A.

The Company owes a debt to the Creditor, evidenced by the materials attached as Schedule “A” hereto, and wishes to settle the debt being CDN $14,178 (Fourteen Thousand, One Hundred and Seventy Eight Canadian Dollars) and referred to herein as the “Debt” through the issuance of its common shares to the Creditor.

B.

The Creditor has agreed to accept 283,560 (Two Hundred and Eighty Three Thousand, Five Hundred and Sixty) common shares without par value (the “Shares”) in the capital stock of the Company in settlement of the Debt, such Shares to be issued at a price of CDN $0.05 (Five Cents Canadian) per Share.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree with each other (the “Agreement”) as follows:

1.

On the basis of the representations and warranties of the Creditor contained in this Agreement and subject to the terms of this Agreement, the Company agrees to issue the Shares to or at the direction of the Creditor in full and final settlement of the Debt.

2.

For and in consideration of the issuance of the Shares by the Company to the Creditor, the Creditor, for himself, his heirs, executors, administrators, successors and assigns does hereby remise, release and forever discharge the Company, its directors, officers, servants, employees and agents both present and future and their respective heirs, executors, administrators, successors and assigns of and from the Debt and from all manner of actions, causes of action, suits, contracts, claims, demands or damages of any kind whatsoever in respect of the Debt that the Creditor has ever had, now has or the Creditor or his heirs, executors, administrators, successors or assigns may have in the future in respect of the Debt as against the Company or against any of its directors, officers, servants, employees or agents both present and future and their respective heirs, executors, administrators, successors and assigns.

3.

This Agreement is subject to all necessary approvals of all regulatory bodies (the “Regulators”) to which the Company must comply.

4

The Creditor acknowledges that the Shares will be subject to a hold period expiring 4 (four) months and a day from the Effective Date and that the share certificate representing the Shares will bear a legend to that effect.

5.

The Creditor acknowledges that this Agreement is not being entered into and the Shares are not being acquired by the Creditor as a result of any material information about the Company’s affairs that has not been publicly disclosed.

6.

In the event of any subdivision, consolidation or other change in the share capital of the Company prior to the issuance of the Shares, the number of Shares issued pursuant to this Agreement shall be adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

7.

Time shall be of the essence of this Agreement.

8.

This Agreement is subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

9.

All references to funds in this Agreement are in Canadian Funds.

10.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11.

The parties hereto agree to execute and deliver all such further documents and other writings of any kind whatsoever and do all such further acts and things as are reasonably required to carry out the full intent and meaning of this Agreement.

12.

Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

13.

This Agreement constitutes the entire agreement between the parties and there are no representations, warranties, covenants or agreements collateral hereto other than as contained herein.

14.

This Agreement may be signed in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

THE CORPORATE SEAL OF

)

ZAB RESOURCES INC.

)

was hereunto affixed in the presence of :

)

)

__________________________________

)

)

c/s

__________________________________

)

SIGNED, SEALED AND DELIVERED

)

by GREGORY T. MCFARLANE

)

in the presence of

)

)

)

Signature of Witness:

)

)

Name:

)

GREGORY T. MCFARLANE

)

Address:

)

)

)

)

Occupation:

)

DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AS OF THE 12th DAY OF JULY, 2007 (the "Effective Date").

BETWEEN:

ZAB RESOURCES INC., a company incorporated

under the laws of BRITISH COLUMBIA having its business office at #100 – 1255 West Pender Street,

Vancouver, B.C.  V6E 2V1

(the "Company")

OF THE FIRST PART

AND:

J. WAYNE MURTON,

1567 McNaughton Road,

Kelowna, B.C.  V1Z 2S2

(the "Creditor")

OF THE SECOND PART

WHEREAS:

A.

The Company owes a debt to the Creditor, evidenced by the materials attached as Schedule “A” hereto, and wishes to settle the debt being CDN $22,988 (Twenty Two Thousand, Nine Hundred and Eighty Eight Canadian Dollars) and referred to herein as the “Debt” through the issuance of its common shares to the Creditor.

B.

The Creditor has agreed to accept 459,760 (Four Hundred and Fifty Nine Thousand, Seven Hundred and Sixty) common shares without par value (the “Shares”) in the capital stock of the Company in settlement of the Debt, such Shares to be issued at a price of CDN $0.05 (Five Cents Canadian) per Share.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree with each other (the “Agreement”) as follows:

1.

On the basis of the representations and warranties of the Creditor contained in this Agreement and subject to the terms of this Agreement, the Company agrees to issue the Shares to or at the direction of the Creditor in full and final settlement of the Debt.

2.

For and in consideration of the issuance of the Shares by the Company to the Creditor, the Creditor, for himself, his heirs, executors, administrators, successors and assigns does hereby remise, release and forever discharge the Company, its directors, officers, servants, employees and agents both present and future and their respective heirs, executors, administrators, successors and assigns of and from the Debt and from all manner of actions, causes of action, suits, contracts, claims, demands or damages of any kind whatsoever in respect of the Debt that the Creditor has ever had, now has or the Creditor or his heirs, executors, administrators, successors or assigns may have in the future in respect of the Debt as against the Company or against any of its directors, officers, servants, employees or agents both present and future and their respective heirs, executors, administrators, successors and assigns.

3.

This Agreement is subject to all necessary approvals of all regulatory bodies (the “Regulators”) to which the Company must comply.

4

The Creditor acknowledges that the Shares will be subject to a hold period expiring 4 (four) months and a day from the Effective Date and that the share certificate representing the Shares will bear a legend to that effect.

5.

The Creditor acknowledges that this Agreement is not being entered into and the Shares are not being acquired by the Creditor as a result of any material information about the Company’s affairs that has not been publicly disclosed.

6.

In the event of any subdivision, consolidation or other change in the share capital of the Company prior to the issuance of the Shares, the number of Shares issued pursuant to this Agreement shall be adjusted in accordance with such subdivision, consolidation or other change in the share capital of the Company.

7.

Time shall be of the essence of this Agreement.

8.

This Agreement is subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

9.

All references to funds in this Agreement are in Canadian Funds.

10.

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11.

The parties hereto agree to execute and deliver all such further documents and other writings of any kind whatsoever and do all such further acts and things as are reasonably required to carry out the full intent and meaning of this Agreement.

12.

Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

13.

This Agreement constitutes the entire agreement between the parties and there are no representations, warranties, covenants or agreements collateral hereto other than as contained herein.

14.

This Agreement may be signed in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have executed this written Agreement effective as of the Effective Date.

THE CORPORATE SEAL OF

)

ZAB RESOURCES INC.

)

was hereunto affixed in the presence of :

)

)

__________________________________

)

)

c/s

__________________________________

)

SIGNED, SEALED AND DELIVERED

)

by J. WAYNE MURTON

)

in the presence of

)

)

)

Signature of Witness:

)

)

Name:

)

J. WAYNE MURTON

)

Address:

)

)

)

)

Occupation:

)